UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2015

Handy & Harman Ltd.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
1133 Westchester Avenue, Suite N222
White Plains, New York 10604
(Addresses of Principal Executive Offices, including Zip Code)
(914) 461-1300
(Registrant’s Telephone Number, Including Area Code)

 Not applicable
(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2015, Handy & Harman Group Ltd. (“HNH Group”), a Delaware corporation and a wholly-owned subsidiary of Handy & Harman Ltd., a Delaware corporation (the “Company”), and Bairnco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HNH Group (as successor in interest to Bairnco Corporation, a Delaware corporation, “Bairnco”), completed the sale (the “Sale”) to Rogers Corporation, a Massachusetts corporation (“Rogers”), of the issued and outstanding equity interests of Arlon, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Bairnco (“Arlon”), and its subsidiaries (other than Arlon India (Pvt) Limited). The aggregate purchase price for the Sale was $157 million in cash, which is subject to a working capital adjustment and certain potential reductions as provided in a Stock Purchase Agreement, dated December 18, 2014, by and among HNH Group, Bairnco and Rogers (the “Purchase Agreement”). The net proceeds from the Sale were used to repay outstanding borrowings under HNH Group’s senior credit facility.

A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 22, 2014 and is incorporated by reference herein. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, as amended by the full text of Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among HNH Group, Bairnco and Rogers, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K, and the information set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 22, 2014, each of which is incorporated herein by reference.

A copy of the Company’s Unaudited Pro Forma Condensed Consolidated Financial Information, giving effect to the Sale, is filed as Exhibit 99.1 and to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

On January 23, 2015, the Company issued a press release announcing the completion of the Sale. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(b) Pro forma financial information:

The Company’s Unaudited Pro Forma Condensed Consolidated Financial Information, giving effect to the Sale, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated December 18, 2014, by and among Handy & Harman Group Ltd., Bairnco Corporation and Rogers Corporation (incorporated by reference to Exhibit 2.1 to Handy & Harman Ltd.’s Current Report on Form 8-K filed on December 22, 2014)

2.2	Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among Handy & Harman Group Ltd., Bairnco, LLC and Rogers Corporation (filed herewith)
99.1	Handy & Harman Ltd. Unaudited Pro Forma Condensed Consolidated Financial Information (filed herewith)
99.2	Press Release of Handy & Harman Ltd., dated January 23, 2015 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015	Handy & Harman Ltd.

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer

Handy & Harman Ltd.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Stock Purchase Agreement, dated December 18, 2014, by and among Handy & Harman Group Ltd., Bairnco Corporation and Rogers Corporation	*
2.2	Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among Handy & Harman Group Ltd., Bairnco, LLC and Rogers Corporation	Filed herewith
99.1	Handy & Harman Ltd. Unaudited Pro Forma Condensed Consolidated Financial Information	Filed herewith
99.2	Press Release of Handy & Harman Ltd., dated January 23, 2015	Filed herewith

* Incorporated by reference to Exhibit 2.1 to Handy & Harman Ltd.’s Current Report on Form 8-K filed on December 22, 2014.